Exhibit 99.1

A Diverse Fintech & Agri - Fintech Group Making a Difference Delivering Financial Inclusion and Food Security Investor Presentation September 2023 NASDAQ: TIO

2 Forward Looking Statements Cautionary Note Regarding Forward - Looking Statements Certain statements made herein contain, and certain oral statements made by representatives of Tingo Group, Inc . (“Tingo Group”) and its affiliates, from time to time may contain, “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Tingo Group and its subsidiaries actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as guarantees or predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, Tingo Group’s expectations with respect to future performance . The statements contained in this presentation that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are based on the beliefs and assumptions of our management based on information currently available to management . Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements . Most of these factors are outside of the control of Tingo Group and are difficult to predict . Factors that may cause such differences include but are not limited to : (1) the inability to obtain or maintain the listing of Tingo Group’s common stock on Nasdaq ; (2) the risk that the integration of the businesses of Tingo Mobile Limited (“Tingo Mobile”), Tingo Group and their affiliated companies with the historical business of Tingo Group disrupts the current plans and operations of Tingo Group ; (3) the ability to recognize the anticipated benefits of the acquisitions of Tingo Mobile, Tingo Foods Plc (“Tingo Foods”) and their affiliated companies, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees ; (4) changes in applicable laws or regulations ; (5) the possibility that Tingo Group may be adversely affected by other economic, business, and/or competitive factors ; and (6) the ability of Tingo Foods to recognize benefits associated with its partnership with Evtec Energy PLC, and other risks and uncertainties identified in the Tingo Group annual report on Form 10 - K for the year ended December 31 , 2022 , filed with the Securities and Exchange Commission (“SEC”) on March 31 , 2023 , including those under “Risk Factors” therein, and in other filings with the SEC made by Tingo Group . The foregoing list of factors is not exclusive . Readers are referred to the most recent reports filed with the SEC by Tingo Group . Furthermore, such forward - looking statements speak only as of the date of this report . Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any offer or sale of our securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of our securities under the laws of any such jurisdiction . This presentation contains a discussion of EBITDA, a non - GAAP measure . This measure as calculated by Tingo Group and as presented in this document may differ materially from similarly titled measures reported by other companies due to differences in the way these measures are calculated . Non - GAAP measures have important limitations as analytical tools and should not be considered in isolation from, or as a substitute for an analysis of, Tingo Group’s operating results as reported under U . S . GAAP . A reconciliation of non - GAAP measures to GAAP financial measures is included elsewhere in this presentation .

Corporate Overview

Following completion of the acquisition of Tingo Mobile on November 30, 2022, Tingo Group is a diverse Fintech and Agri-Fintech group of companies with operations in Africa, Southeast Asia and the Middle East:

- **Tingo Mobile** is a leading fintech and agri-fintech business operating in Africa
- **Tingo Foods** processes crops into finished products from its large farming member base
- **Tingo DMCC** trades and exports agricultural commodities and finished food products
- **TingoPay Super-App**, currently in beta version, provides payment services and an e-wallet in partnership with Visa, together with a range of value-added services to customers, and merchant services to businesses
- **MICT insurance and financial services fintech verticals** have focused on Southeast Asia to date; currently being restructured and repositioned to best support the Tingo businesses
- Tingo Group has significant opportunities to expand internationally

Key Highlights[1]

$977.2M Q2 2023 Revenue	**$346.0M** Q2 2023 Gross Profit
$181.7M Q2 2023 Operating Income	**$283.1M** Q2 2023 EBITDA[2]
$996.1M Q2 Investment in mobile phones for new customers and inventory payments for Tingo Foods and Tingo DMCC	**$348.0M** Tingo DMCC Q2 revenues from export trades in first two months of trading

Timeline

2020 — MICT Inc.: Fintech company providing a range of B2B and B2C proprietary platforms and technology in Southeast Asia

Nov 30, 2022 — Tingo mobile: Following the completion of extensive due diligence through EY, Dentons etc., MICT acquired 100% of Tingo Mobile Ltd[3]

Feb 9, 2023 — Tingo Foods: MICT acquired 100% Tingo Foods PLC[4], before subsequently changing name from MICT, Inc. (MICT) to Tingo Group, Inc. (TIO)

(1) Pro Forma Financial Information is estimated based on unaudited management accounts
(2) See EBITDA reconciliation on page 16. EBITDA is considered a non-GAAP measure of financial performance
(3) See Dec 1, 2022, press release and transaction structure in the attached Appendix
(4) See Feb 9, 2023, press release in attached Appendix

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4 Our Mission Make a difference improving global food supply and tackling the world’s food security crisis; by delivering farmer empowerment, improved crop yields, reduced spoilage and better access to markets. Agri - Fintech Mission Group Mission Foster digital and financial inclusion through technology platforms to drive social and economic upliftment 4 Agri - Fintech Mission For Africa Support Africa and its farmers to achieve sustainable food self - sufficiency, bringing an end to Africa’s food insecurity and poverty

5 Acquisition & Recent Developments 5 • November 30 , 2022 – Completed the acquisition of 100 % of Tingo Mobile, following : (i) the completion of extensive due diligence by world class advisors : including Big 4 accounting firm, No . 1 U . S . law firm in Africa, and others ; and (ii) the negotiation of improved terms for MICT shareholders • Fourth Quarter of 2022 – Commenced geographical expansion of Tingo Mobile to Ghana, Malawi/East Africa and Dubai/ Middle East • December 2022 – Launched Tingo DMCC commodities trading platform & export business • December 2022 – Launched beta version of TingoPay Super App and Visa Partnership, to field - test and further develop • February 2023 – Completed acquisition of Tingo Foods with the aim of building the largest food processing facility in Africa • April 25 , 2023 – Signed exclusive agreement with Prime Commodity Exchange (PCX) and All Farmers Association of Nigeria (AFAN), securing considerable produce supply, nationwide warehousing facilities and enhanced commodity trading opportunities • May 30 , 2023 – Commenced commodity export trades through Tingo DMCC, with the aim of fully dollarizing the Company’s group earnings • August 31 , 2023 – Announced commencement of quarterly dividends

6 Agri Fintech: Full Solution from Seed to Sale Delivering Financial and Technological Inclusion to Farmers NWASSA Lease of Tingo Smart - Phones to Farmers Smart - Phone Pre - Loaded With Tingo Software and Nwassa Marketplace • Buy Inputs via Tingo Nwassa Market • Seeds • Equipment & Tools • Fertilizer • Pesticide • Transport and Services • Purchase Airtime and Data • Arrange Insurance • Access Loans & Micro Finance • Make Utility and Bill Payments Delivering the Sale Through Tingo’s Nwassa Marketplace Platform • Tingo Mobile Connects the Farmer to their Cooperative to Assist Sale Process • Nwassa Connects the Farmer with Buyers of Produce • Nwassa Secures Price and Terms for Farmer • Nwassa facilitates Arrangement of Transport and logistics • Nwassa Facilitates Payment Securely for Farmer & Buyer

7 Agri Fintech: Empower the Farmer & Increase Food Supply Africa’s farming industry is highly dislocated and lacking in infrastructure to get produce to market and process foods. Tingo Mobile’s FinTech and Agri - Fintech solutions make a difference: • Improving farmers’ access to vital inputs • Increasing crop yields • Reducing post harvest losses • Facilitating offtake and improving access to markets (domestic and export) • Providing ability to process crops into foods • Delivering economic and social benefits to farmers and consumers 7

8 Agri Fintech: Clear Growth Strategy Proven Model - Tingo Mobile and NWASSA Marketplace ~30.0M 6.0M >12.0M Expected number of Tingo Mobile customers by Dec 2023 Mobile Phones Ordered for distribution to new customers in H2 2023 Tingo Mobile active customers at June 30, 2023 NWASSA • October 2022 – Signed All Farmers Association of Nigeria (AFAN) trade partnership – with commitment to triple farmer numbers from 9 . 3 M to ~ 30 . 0 M • November 2022 – Expanded into Ghana, signing Kingdom of Ashanti trade partnership with commitment to enroll a minimum of 2 . 0 M new farmers and a target of 4 . 0 M • December 2022 – Expanded into Malawi as a base to expand into East Africa • Further expansion planned for Africa, Asia, and other relevant markets • Tingo Foods and Tingo DMCC aim to significantly increase offtake and demand for produce from Tingo Mobile farmers, reduce post harvest losses and deliver fair pricing • April 2023 - Signed agreement with Prime Commodity Exchange (PCX) and AFAN, securing nationwide warehousing facilities for produce, increasing offtake capabilities • Progressing testing on forthcoming Nwassa web platform and App to complement existing USSD GSM transaction platform

9 Tingo Foods – Food Processing Business Aims to be the largest food and beverage processing facility in Africa • Generated more than $ 983 . 7 million of revenue in the first 5 months since acquisition in February 2023 • Delivered operating profit of $ 203 . 8 million in the first 5 month since acquisition • Expanded product range to seven product categories in second quarter of 2023 , with others in development • Set to multiply capacity and revenue with new state - of - the - art $ 1 . 6 billion food processing facility in Delta State of Nigeria • Phase 1 of food processing facility is scheduled to open by mid - 2024 • Africa’s farmers and agricultural sector to benefit from substantial expansion of the Continent’s own processing capabilities – increasing crop demand, reducing post - harvest losses, delivering better prices to farmers and generating financial upliftment A key part of the Tingo Group eco - system from Seed to Sale Creating significant demand and offtake for Tingo Mobile’s Farmers + Creating significant supply for Tingo’s commodity trading and export business Partnership with Evtec Energy and their associated entities to build $ 150 M 110 MW Solar Plant, aims to achieve net zero carbon emissions and reduced energy costs .

10 Tingo DMCC - Agri Commodity Platform In Partnership with the Dubai Multi Commodities Centre (DMCC) A global commodity platform and export business – completing the seed to sale eco - system • Commenced first exports transactions on May 30 , 2023 , delivering $ 348 million of revenues in second quarter of 2023 • Exclusive agreement with Prime Commodity Exchange (PCX) and All Farmers Association of Nigeria (AFAN), secures considerable produce supply, nationwide warehousing facilities and enhanced commodity trading opportunities • Export business expected to dollarize Company’s group earnings, and at the same time give Tingo Mobile’s farmers and Tingo Foods direct access to international markets • Tingo DMMC on track to facilitate global export of agricultural commodities, including : Crops from Tingo Mobile’s farmers - such as wheat, millet, paddy rice, cassava, ginger, cashew nuts, cocoa and cotton Finished food and beverage products from Tingo Foods – such as milled rice, noodles, pasta, cooking oils, coffee, tea and chocolate • Has access to multi - billion dollars per annum of produce for export, through the c . 60 M farmers of Nigeria, to be followed by Ghana, Malawi and other territories

11 Prime Commodity Exchange & AFAN Produce Supply, Warehousing and Commodity Exchange Agreement • E xclusive use of AFAN’s existing network of 2 , 322 warehouses for a minimum term of 30 years • Right of first refusal to purchase or trade all produce stored in AFAN’s warehouses - to use primarily to serve the Tingo Foods and Tingo DMCC • PCX e - Warehouse Receipt System in all warehouses, enabling crops and other produce to be commoditized and traded by Tingo from delivery date • Priority position on PCX commodity trading platform, enabling Tingo DMCC to trade produce and commodities on spot, futures and derivative basis • AFAN, the umbrella body for Nigeria’s farming sector, has committed to coordinate its members to utilize the Partnership’s warehouses for produce • The Partnership has committed to a targeted increase in the number of warehouses to 80 , 000 in the next two years • Tingo Mobile has the right to sublet the warehouse space to pre - approved third parties, such as e - commerce businesses and wholesale businesses • Expected to add considerable value to Tingo DMCC, Tingo Foods and the whole Tingo Ecosystem

TingoPay SuperApp and Visa Partnership

Diversifies and expands Tingo Group into new markets – B2C and B2B

Visa payment services and digital Visa card embedded within the TingoPay SuperApp.

Pan-Africa Visa partnership includes marketing and customer acquisition support

TingoPay SuperApp offers full range of e-wallet, payment services, marketplace, e-commerce, insurances and finance to customers


Welcome
TingoPay

- Testing and further development of beta version of was concluded in September 2023, with addition of new functions. Full version launched on iOS and Android on September 13, 2023.
- Tingo Mobile and TingoPay in Pan-Africa partnership with VISA are designed to **accelerate financial inclusion and social upliftment**

- TingoPay business portal and Tingo Visa merchant services enable farmers and businesses in all sectors to easily and securely receive payment
- Aims to deliver e-wallet and digital payment services to Tingo Mobile's existing customer base plus Pan-Africa rollout, then Asia and beyond

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13 Financial & Digital Inclusion Increase Food Supply and Reduce Wastage Social Upliftment Ecosystem Mobile Handsets with Embedded Software & Platforms Marketplace for inputs and produce Valued - Added Services and Payment Services Processing of produce into finished food products Wholesale and Export of Foods and Commodity Trading

14 Uniquely Positioned • Nasdaq - listed fast - growth and highly profitable company (H 1 2023 revenues of $ 1 , 828 . 4 M and EBITDA 1 of $ 655 . 3 M) • Strong balance sheet and cash generation from operations • Announced commencement of quarterly dividends • Fast growth, high margin and sticky revenue model, with low customer acquisition cost and low attrition • Full Agri and Food Ecosystem from Seed to Sale • Vast potential for food processing and export businesses • Increasing world food supply ; addressing food shortage and food security crises, and a benefactor of food price inflation • Visa x Tingo partnership and TingoPay SuperApp set to expand Tingo into new B 2 C and B 2 B markets • Proven proprietary fintech platforms, replicable in new geographical markets and new sectors • Prodigious addressable global market • Significant ESG impact 14 1 See EBITDA reconciliation . EBITDA i s considered a non - GAAP measure of financial performance .

15 Environmental, Social & Governance • Fostering digital and financial inclusion through technology platforms – driving the social and economic upliftment of customers • Meaningfully improving global food supply and tackling the world’s food security crisis by e mpowering the farmer - increasing crop yields; reducing post harvest losses; improving access to markets, and; delivering fairer prices • Delivering significant environmental benefits – reducing crop wastage; improving farming and food production efficiency; promoting sustainable farming techniques; reducing freight miles • Adopting a mature ESG framework underpinned and guided by the United Nations’ Sustainable Development Goals 15

16 Financial Results Highlights • Net revenues for the second quarter of 2023 were $ 977 . 2 million, compared to $ 12 . 0 million for the second quarter of 2022 . The increase of 8 , 072% , was mainly attributed to the acquisitions of Tingo Mobile and Tingo Foods, which closed on December 1 , 2022 and February 9 , 2023 respectively , and the commencement of Tingo DMCC’s export trades in May 2023 . • Gross profit for the second quarter of 2023 was $ 346 . 0 million, compared to gross profit of $ 2 . 1 million for the second quarter 2022 , which was attributable to the acquisitions of Tingo Mobile and Tingo Foods and the commencement Tingo DMCC’s export trades in May 2023 . • Operating profit of Tingo Group for the second quarter of 2023 was $ 181 . 7 million, compared to a loss of $ 13 . 8 million for the second quarter of 2022 . • EBITDA 1 for the second quarter of 2023 was $ 283 . 1 million, compared to a EBITDA 1 loss of $ 12 . 2 million for the second quarter of 2022 . • Tingo Foods revenues for the period from its date of acquisition on February 9 , 2023 , to June 30 , 2023 , were $ 983 . 7 million, as compared to $ 466 . 2 million for the approximate four - month period from its inception to December 31 , 2022 . • Tingo Foods operating profit for the approximate five - month period from its date of acquisition to June 30 , 2023 , was $ 203 . 8 million, as compared to $ 50 . 7 million for the approximate four - month period from its inception to December 31 , 2022 • Group cash balances totaled $ 53 . 2 million as of June 30 , 2023 , having invested nearly $ 1 billion into the growth of the businesses during the quarter, compared to $ 500 . 3 million as of December 31 , 2022 . The cash balances had replenished to total more than $ 400 million by September 14 , 2023 . • On August 31 , 2023 , Tingo Group announced the commencement of a quarterly dividend payment 1 See EBITDA reconciliation . EBITDA i s considered a non - GAAP measure of financial performance .

17 Financial Highlights Income Statement 1 See EBITDA reconciliation . EBITDA i s considered a non - GAAP measure of financial performance . Pro Forma Combined Full Year Actual 6 Months to June 30, 2021 2022 2023 $ in Millions 921.5 $1,151.6 $1,828.4 Revenue 343.7 674.6 732.9 Gross Profit (47.0) 554.6 442.4 Operating Income / (Loss) 275.6 954.5 655.3 EBITDA 1 (47.7) 555.5 420.7 Net Income / (Loss) Before Tax (128.9) 338.3 273.2 Net Income / (Loss) On August 31, 2023, the Company announced the commencement of quarterly dividends

18 Financial Highlights – EBITDA Reconciliation Six Months Ended June 30 2023 $ in Millions $442.4 GAAP Operating Income / (Loss) (0.4) Other income 213.3 Depreciation and amortization 655.3 Total Non - GAAP EBITDA

19 Cash Utilization Quarter ended June 30, 2023 $ in Millions $434.2 Upfront payment of $434.2 million on the purchase of 6 million handsets for new AFAN customers 336.1 Prepayment to AFAN for produce for Tingo Foods and settlement of their brought forward payables 225.8 Self - funding stock purchases for Tingo DMCC’s export sales, the revenues for which are scheduled to be received during the third quarter 174.0 Tax Payments for Tingo Mobile for FY2022 1,170.1 Total of Notable Payments 53.2 Cash Balance at June 30, 2023 1 & 2 The Company utilized its substantial cash balances to invest heavily in the growth of the business of Tingo Mobile, Tingo Foods and Tingo DMCC 1 The U . S . Dollar conversion of the Company’s Naira cash balances was materially adversely impacted by the devaluation of Nigeria’s currenc y in June 2023 (a devaluation 66 . 4% ) 2 The Company’s group cash balances replenished to more than $ 400 million by September 18 , 2023 , which was achieved through the Company’s operating cash flows, including the receipt of the revenues generated from Tingo DMCC’s export transactions in Q 2 2023 .

20 Balance Sheet Highlights As of Dec 31, 2022 June 30, 2023 $ in Millions $500.3 $53.2 Cash and cash equivalents 1 531.2 582.2 Total current assets 1,682.4 1,685.2 Total assets 265.4 290.5 Total current liabilities 90.9 318.1 Total long - term liabilities 553.0 553.0 Convertible Preferred Stock 773.0 523.6 Total stockholders’ equity 1 The Company’s group cash balances replenished to more than $ 400 million by September 18 , 2023 , which was achieved through the Company’s operating cash flows, including the receipt of the revenues generated from Tingo DMCC’s export transactions in Q 2 2023 .

21 Kenneth Denos Dozy Mmobuosi Group Interim Co - CEO, General Counsel to Tingo Group Holdings, LLC Group Interim Co - CEO, Founder of Tingo Mobile & Tingo Foods • CEO, Outsize Capital • Director & Officer, Equus Total Return, Virtual Medical Intl • Founder Acadia Law Group • Previously, CEO of MCC Global • Founded Tingo Mobile Limited in 2001 • Founded Tingo Foods Plc in 2022 • Launched Nigeria’s first SMS Banking Solution • Co - sponsor for Africa Acquisition Corp, Inc. Executive Team Tingo Group and its subsidiary companies are led by a highly experienced team of executives with strong track records of delivering successful global businesses. Dr. Christopher Cleverly Kevin Chen Tingo Mobile and Tingo Foods President Group CFO • Previously CEO of Made in Africa Foundation • Founded $1.5bn Africa50 Investment Fund • Founded Trafalgar Chambers on Fleet Street • Former CFO & Board Director at China Rapid Finance (NYSE:XRF) • Audit Manager at Ernst & Young • MBA, Kellogg School of Management at Northwestern • AICPA, CMA

Board of Directors

Tingo Group's Independent Directors posses a wealth of experience in financial institutions and banks, public companies and international trade, and are focused on ensuring robust corporate governance within the Company.



John Scott

Group Chairman & Independent Member of the Board

- 50 years experience in stock broking
- Executive Director WHI Ireland Group PLC
- Advisor at Barclays Wealth
- Partner and Director Wise Speke



John Brown

Group Independent Director & Tingo Mobile Independent Co-Chairman

- Former Group MD, UBS Wealth Management; Divisional COO, Merrill Lynch
- MP at Sands Point Consulting
- Senior Advisor, Independence Point Advisors



Sir David Trippier, R.D.,J.P.,D.L

Group Independent Director & Audit Committee Chairman

- Chairman of Cambridgeshire Horizons
- Chairman of W H Ireland Group plc
- Non-Executive Director of ITV Granada Television
- Minister of British Government & Knighted by the Queen in 1992



Jamal Khurshid

Group Independent Director

- Investment banker for over 20 years, including Goldman Sachs and Credit Suisse
- Co-founded Digital RFQ, digital payment service
- Director and COO of Caduceus - blockchain, metaverse, AI

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Capital Markets

Tingo Group

NASDAQ: TIO

Share Price[1]	$1.215
Market Cap[1]	$249.1M
HY1 2023 Revenue[2]	$1.83B
HY1 2023 Gross Profit[2]	$732.9M
Current Debt[2]	$290.4M
Cash & Cash Equivalents[3]	$406.2M
Shares Outstanding[4]	205M
Options & Warrants[4]	0.6M/35.9M
Float[4]	93M
Insider Holdings[4]	29.6%
Fiscal Year End	Dec. 31

1. As of September 22, 2023
2. At June 30, 2023
3. At September 15, 2023
4. At August 31, 2023

News Releases

- Tingo Group Announces Appointment of Interim Co-Chief Executives and Independent Director – **9/18/23**
- Tingo Group Launches Next Generation of TingoPay Super App – **9/14/23**
- Tingo Group Issues Response to Short-Seller's Statement of September 5, 2023 – **9/6/23**
- Tingo Group Issues Response Into Further Allegations Made Against the Company by Short-Seller – **9/1/23**
- Tingo Group, Inc. Reports Second Quarter 2023 Financial Results – **8/31/23**
- Tingo Group Announces Completion of Investigation Into Allegations Made Against the Company in Short-Seller Report and Issues its Response – **8/30/23**
- Stockholder Approval Received for All Proposals at Tingo Group Special Meeting – **6/9/23**
- Tingo Group Engages Independent Counsel to Conduct Review of Assertions Made in Short-Seller Report – **6/8/23**
- Tingo Group Refutes Malicious and Misleading Allegations in Hindenburg Research Report – **6/6/23**
- Tingo Mobile Advances Loan Facility to All Farmers Association of Nigeria to Finance Cultivation of 3,000 Hectares of New Farming Land for Rice and Wheat Production – **6/2/23**
- Tingo Group, Inc.'s Legal Counsel to Investigate Financial Institution Accused of Falsely Marketing an Equity Fundraise and Examine Unusual Stock Price Volatility – **6/1/23**
- Tingo DMCC Commences Delivery of Significant Pipeline of Export Orders, Completing First $348 Million of Sales – **2/3/23**
- Tingo Mobile Awarded A1 Credit Rating Together with Positive Rating Outlook from Globally Recognized Credit Rating Agency, DataPro – **5/24/23**
- Tingo Group Set to Join Russell 3000® Index – **5/22/23**
- Tingo Group, Inc. Reports First Quarter 2023 Financial Results – **5/15/23**
- Tingo Group Announces Filing of Audited FY2022 Financial Statements and Pro Forma Financial Information for Recently Acquired Tingo Foods – **4/27/23**
- Tingo Mobile Signs Exclusive Agreement with Prime Commodity Exchange (PCX) and All Farmers Association of Nigeria (AFAN), Securing Considerable Produce Supply, Nationwide Warehousing Facilities and Enhanced Commodity Trading Opportunities – **4/26/23**
- Tingo Group, Inc., Reports Full Year 2022 Financial Results – **3/31/23**

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www.tingogroup.com Company 201 - 225 - 0190 info@tingogroup.com Investor Relations Chris Tyson/Larry Holub 949 - 491 - 8235 TIO@mzgroup.us A Global Fintech & Agri - Fintech Group Making a Difference Delivering Financial Inclusion and Food Security NASDAQ: TIO